                                                              Page 1 of 3 Pages



               UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                            Washington D.C.  20549

                                   FORM 8-K

                                CURRENT REPORT

     Pursuant to Section 13 or 15d of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported):  April 21, 1995

                                   KEYCORP
            ------------------------------------------------------
            (Exact name of registrant as specified in its charter)

                     Ohio                                  0-850                         34-6542451
      -------------------------------                ----------------               --------------------
      (State or other jurisdiction of                (Commission File                   (I.R.S. Employer
               incorporation)                             Number)                   Indentification No.)

                   127 Public Square, Cleveland, Ohio                              44114-1306
              ----------------------------------------                             ----------
              (Address of principal executive offices)                             (Zip Code)

Registrant's telephone number, including area code:  (216) 689-6300


                                                               Page 2 of 3 Pages


 Item 5.      Other Events
              ------------
              KeyCorp ("KeyCorp") and Salomon Brothers Inc, CS First Boston Corporation, Goldman, Sachs & Co. and J.P. Morgan Securities Inc. (collectively, the "Agents"), have executed a Distribution Agreement (the "Agreement"), dated as of April 21, 1995, in connection with the new series of medium-term notes to be issued under KeyCorp's Medium-Term Note Program under KeyCorp's Universal Shelf Registration Statement (Registration No. 33-58405), which was filed by KeyCorp with the Commission on April 3, 1995, amended by Amendment No. 1 which was filed with the Commission on April 14, 1995 and which became effective by order of the Commission on April 14, 1995 (the "Shelf Registration Statement"). A form of the Agreement was previously filed with the Commission as Exhibit 1(b) to the Registration Statement. A copy of the executed Agreement is attached to this Form 8-K as Exhibit 1(a). Also attached to this Form 8-K are forms of each of the Notes to be issued in connection with KeyCorp's Medium-Term Note Program.


 Item 7.      Financial Statements, Pro Forma Financial Statements and Exhibits

              ------------------------------------------------------------------

 (c)          Exhibits
              --------
              1(a) Distribution Agreement, by and among KeyCorp and the Agents, dated April 21, 1995.

              4(a)    Form of Medium-Term Note, Series C (Fixed Rate).

              4(b)    Form of Medium-Term Note, Series C (Floating Rate).

              4(c)    Form of Subordinated Medium-Term Note, Series B (Fixed
                      Rate).

              4(d) Form of Subordinated Medium-Term Note, Series B (Floating Rate).

                                                         Page 3 of 3 Pages



                             SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                            KEYCORP
                                                     --------------------
                                                          (Registrant)


 Date: April 25, 1995
                                      /s/    Lee Irving
                                      ------------------------------------
                                      By:    Lee Irving
                                             Executive Vice President
                                             Accounting Officer